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                                                                   Exhibit 10.21

                           FOURTH AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                             As of December 17, 1998


To each of the Several Purchasers (the "Purchasers") named on the signature pages of this Fourth Amended and Restated Registration Rights Agreement

Dear Sirs:

     Pursuant to the Third Amended and Restated Registration Rights Agreement dated as of February 13, 1998 (the "Old Registration Rights Agreement") by and among Aspect Medical Systems, Inc., a Delaware corporation (the "Company"), and certain of its investors, the Company granted certain registration rights to the holders of the Company's Series A-1 Convertible Preferred Stock, $.01 par value per share (the "Series A-1 Preferred Stock"), Series A-2 Convertible Preferred Stock, $.01 par value per share (the "Series A-2 Preferred Stock"), Series B-1 Convertible Preferred Stock, $.01 par value per share (the "Series B-1 Preferred Stock"), Series B-2 Convertible Preferred Stock, $.01 par value per share (the "Series B-2 Preferred Stock"), Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock"), Series C-2 Convertible Preferred Stock, $.01 par value per share (the "Series C-2 Preferred Stock"), Series D Convertible Preferred Stock (the "Series D Preferred Stock") and Series D-2 Convertible Preferred Stock, $.01 par value per share (the "Series D-2 Preferred Stock"). The Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock and Series D-2 Preferred Stock are referred to hereinafter as the "Existing Preferred Stock." In order to attract additional investment in the Company, pursuant to this Fourth Amended and Restated Registration Rights Agreement (the "Agreement"), the Company is granting registration rights to the purchasers of the (a) Company's Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Preferred Stock") and (b) warrants ("Warrants"), to purchase shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), who are purchasing such shares of Series E Preferred Stock and such Warrants pursuant to the Series E Convertible Preferred Stock and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement"), and to the holders of Existing Preferred Stock who become parties to this Agreement. In addition, the Company intends that, upon execution of this Agreement, the Old Registration Rights Agreement shall be terminated and superseded in its entirety by this Agreement. The Company covenants and agrees with each of you as follows:


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    1. Termination of Old Registration Rights Agreement. The Old Registration
Rights Agreement is hereby amended and restated upon the terms and conditions contained in this Agreement to read in its entirety as provided herein.

    2. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act (as defined below).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Holders" means the Preferred Shareholders and the Warrant Holders, any persons or entities to whom the rights granted under this Agreement are transferred by the Preferred Shareholders or the Warrant Holders, their successors or assigns pursuant to Section 3 and 16 (a) hereof.

          "Preferred Shares" shall mean the Company's Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock, Series D-2 Preferred Stock and Series E-2 Convertible Preferred Stock, $.01 par value per share (the "Series E-2 Preferred Stock").

          "Preferred Shareholders" means the holders of the Preferred Shares.

          "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of Preferred Shares and upon exercise of the Warrants and (ii) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that the shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, or Rule 144 under the Securities Act or any sale in any manner to a person or entity which, by virtue of Section 3 and/or 16 (a) of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made to this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Preferred Shares and upon



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    exercise of the Warrants even if such conversion or exercise, as the case may be, has not yet been effected.

        "Registration Expenses" means the expenses described in Section 7.

        "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

        "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under the Securities Act, as they each may, from time to time, be in effect.

        "Warrant Holders" means the holders of the Warrants.

        "Warrants" means the Warrants to purchase up to 193,600 shares of Common Stock issued to certain of the Preferred Shareholders pursuant to the Purchase Agreement.

    3. Sale or Transfer of Shares or Warrants and Rights; Legend.

        a. The Preferred Shares and the Warrants and shares issued in respect of the Preferred Shares and the Warrants shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

        b. Any transferee (other than a transferee who is already a "Holder" hereunder prior to the subject transfer) to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations set forth herein with respect to the Holders and to the provisions regarding confidentiality set forth in Section 11 of the Purchase Agreement, provided, however, that the right to transfer rights under this Agreement is subject to Section 16(a) hereof.

        (c) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner; (ii) a transfer by a Holder which is a corporation to a stockholder thereof (provided that if such



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    Holder is publicly-traded, then such transferee must hold at least 10% of the outstanding voting securities of such Holder), to a wholly-owned subsidiary corporation, to a parent corporation which wholly-owns such Holder, or to a corporation which is wholly-owned by such a parent corporation; (iii) the transfer by Artal Luxembourg S.A. ("Artal") to QuestMark Partners, L.P. and/or its affiliates ("QuestMark") which is contemplated by the Purchase Agreement; or (iv) a transfer made in accordance with Rule 144 under the Securities Act; provided, however, that in the case of any transfer pursuant to this paragraph (c), the transferee must agree in writing to be subject to this Agreement to the same extent as a Holder hereunder.

        (d) Each certificate representing the Preferred Shares, each Warrant and shares issued in respect of the Preferred Shares and the Warrants shall bear a legend substantially in the following form:

        "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

    The foregoing legend shall be removed from such certificates, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

        4. Required Registrations.

        a. At any time after the earlier to occur of (i) one year after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement or (ii) the third anniversary of the date of this Agreement, the Holders of not less than 35% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares held by such Holders. If the Holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Holders to participate shall be conditioned on such Holders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders. Such Holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of its Registrable Shares as such Holders may request in such notice of election, subject to the approval of the underwriter managing the offering. If in the opinion of such managing underwriter the inclusion of all shares requested to be registered by the Holders would adversely affect the marketing of the securities to be sold, then the Registrable Shares to be


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    included in such an underwriting may be reduced (pro rata among the requesting Holders based upon the Registrable Shares owned by such Holders). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration, on Form S-1 or Form S-2 (or any successor form), for all Registrable Shares which the Company has been requested to so register. No other holder of capital stock of the Company may participate in any registered offering made pursuant to this section without the consent of a majority of the Registrable Shares held by participating Holders.

        b. At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Holder or Holders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form) of Registrable Shares having an aggregate offering price, net of underwriting discounts and commission, if any, of at least $250,000 (based on the current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders. Such Holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Holders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such successor form, of all Registrable Shares which the Company has been requested to register.

        c. The Company shall not be required to effect more than three registrations pursuant to paragraph (a) above requested by the holders of Registrable Shares. A registration will not count as a required registration under paragraph (a) unless it becomes effective and the Holders requesting registration are able to sell at least 50% of the Registrable Shares sought to be included in the registration.

        d. If at the time of any request to register Registrable Shares pursuant to this Section 4, the Company is engaged or has fixed plans to engage, within 30 days of the time of the request, in a registered public offering as to which the Holders may include Registrable Shares pursuant to Section 5 or is engaged in any other activity which, in the good faith determination of the Company's board of directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not to exceed six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.



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    5.  Incidental Registration.

        a. Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request of a Holder given within 20 days after receipt of such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Holder or Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder or Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 5 without obligation to any Holder.

        b. In connection with any offering under this Section 5 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number or Registrable Shares, if any, which the managing underwriter believes should be included therein; provided, that in no event shall the number of Registrable Shares included in the offering (other than in the Company's initial public offering) be reduced below 25% of the total number of shares of Common Stock (giving effect to conversion into Common Stock of all securities convertible thereinto) included in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then each Holder shall be entitled to register its pro rata portion of the Registrable Shares being registered (based upon the Registrable Shares owned by such Holders in relation to all the Registrable Shares held by all Holders).

    6. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

        a. as expeditiously as possible file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

        b. as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary



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    to keep the Registration Statement effective for a period of not less than
    120 days from the effective date;

        c. as expeditiously as possible furnish to each selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares held by the selling Holder; and

        d. as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Holder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

    If the Company has delivered preliminary or final prospectuses to the selling Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Holders and, if requested by the Company, the selling Holders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Holders with revised prospectuses and, following receipt of the revised prospectuses, the selling Holders shall be free to resume making offers of the Registrable Shares.

    7. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Holders to represent the selling Holders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriter discounts and commissions and the fees and expenses of selling Holders' own counsel (other than the counsel selected to represent all selling Holders). All other expenses of registered offerings shall be borne pro rata amount the selling Holders and, if it participates, the Company.

    8. Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company



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will indemnify and hold harmless each Holder of the Registrable Shares so registered, each officer and director of such Holder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Holder, officer, director, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Holder, officer, director, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, officer, director, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Holder, officer, director, underwriter or controlling person specifically for use in the preparation thereof.

    In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Holder of Registrable Shares so registered, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder, specifically for use in connection with the preparation of such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of



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such Holder, officer, director, underwriter or controlling person specifically for use in the preparation thereof; provided, however, that the obligation of such Holder hereunder shall be limited to an amount equal to the net proceeds to each Holder of Registrable Shares sold as contemplated herein.

    Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent such failure adversely affects the ability of such Indemnifying Party to defend or settle such claim or litigation. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

    In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 8 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the selling Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the selling Holders



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shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the selling Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 8, in no case shall any one selling Holder be liable or responsible for any amount in excess of the net proceeds received by such selling Holder from the offering of Registrable Shares; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

    9. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 4 (a), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwritings of such offering.

    10. Information by Holder. Each Holder of Registrable Shares that are included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

    11. "Stand-Off" Agreement. Each Holder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Holder for a specified period of time (not to exceed 120 days) following the effective date of a Registration Statement; provided, that:


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        a. such agreement shall only apply to the first such Registration
    Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering; and

        b. all other Holders holding not less than the number of shares of Common Stock held by such Holder (including shares of Common Stock issuable upon the conversion of Preferred Shares, or other convertible securities, or upon the exercise of options, warrants or rights) and all executive officers and directors of the Company enter into similar agreement.

        Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

    12. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Holders holding at least a majority of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any registration filed under Sections 4 or 5, if, under the terms of such agreement, such holder or prospective holder's rights are superior or may be exercised prior to the rights of the Holder contained herein.

    13. Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

        a. make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

        b. use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

        c. furnish to any Holder of Registrable Shares under request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days following the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent


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    annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

    14. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

        a. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, each as amended to date, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or institute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

        b. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

    15. Changes in Common Stock, Preferred Shares or Warrants. If, and as often as, there is any change in the Common Stock of the Company or the Preferred Shares or Warrants by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Preferred Shares and Warrants and the shares of Common Stock issuable upon conversion or exercise thereof, as the case may be, as so changed.

    16. Miscellaneous.

        a. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Shares, Warrants or Preferred Shares, whether so expressed or not), provided, however, that registration rights conferred herein on the holders of Preferred Shares, Warrants or Registrable Shares shall only inure to the benefit of a transferee of Preferred Shares, Warrants or Registrable Shares if there is transferred to such transferee at least 25,000 shares of Preferred Shares, Warrants to purchase at least 25,000 shares of Common Stock or at least 25,000 shares of Registrable Shares (other than transfer of registration rights to an entity under common control with or to a shareholder, partner, former partner or subsidiary of any Holder which will be without restriction as to minimum shares), and provided, further, that the Company is given written notice by the transferee at the time of the transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned. Notwithstanding anything to the contrary in this Agreement, the Company acknowledges and agrees that Artal may transfer the Preferred Shares and Warrants acquired by it under the Purchase Agreement to QuestMark without restriction (other than compliance with applicable securities laws), and that subsequent to such transfer, QuestMark shall be deemed a Holder for all purposes under this Agreement. At the time of the transfer, QuestMark shall deliver to the Company a written instrument by which it agrees to become a party to this Agreement, to the same extent as if it were a Holder hereunder.

        b. All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:

        if to the Company or any other party hereto, at the address of such party set forth in the stock records of the Company, as the case may be;

        if to any subsequent holder of Preferred Shares, Warrants or Registrable Shares, to it at such address as may have been furnished to the Company in writing by such holder;

    or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares, Warrants or Registrable Shares) or to the holders of Preferred Shares, Warrants or Registrable Shares (in the case of the Company) in accordance with the provisions of this paragraph.

        c. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

        d. The terms of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 55% of the Registrable Shares, provided that, the terms of Section 16(f)(i) and (ii) may be amended and the observance of the terms of such Section may be waived only with the written consent of the Company and the holders of at least 80% of the Registrable Shares.

        e. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

        f. The obligations of the Company to register shares of the Registrable Shares under this Agreement shall terminate on the sixth anniversary of the date of the consummation of a firm commitment underwritten public offering of shares of Common Stock of the Company which (i) results in aggregate gross proceeds of at least $20,000,000 and (ii) is at a price per share to the public of at least $14.00.

        g. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                  ASPECT MEDICAL SYSTEMS, INC.

                                  By: /s/Nassib G. Chamoun
                                     -------------------------------------------
                                      Nassib G. Chamoun
                                    President


                                  ARTAL LUXEMBOURG S.A.

                                  By: /s/Paul R. Komler
                                     -------------------------------------------
                                      Name: Paul R. Komler
                                      Title:  Managing Director


                                  BENEFIT CAPITAL MANAGEMENT
                                  CORPORATION, as Investment Manager of
                                  the Prudential Insurance Company of America
                                  Separate Account # VCA-GA-5298

                                  By: /s/Sue DeCarlo
                                     -------------------------------------------
                                      Name: Sue DeCarlo
                                      Title:  Sr. VP & CFO


                                   HLB/CB Fund, L.P.

                                  By: /s/James J. Mahoney Jr.
                                     -------------------------------------------
                                      Name: James J. Mahoney Jr.
                                      Title:  General Partner


                                  RIGGS CAPITAL PARTNERS

                                  By: /s/J. Carter Beese, Jr.
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  US DEVELOPMENT CAPITAL INVESTMENT COMPANY

                                  By: /s/Raymond L. Moss
                                     -------------------------------------------
                                      Name: Raymond L. Moss
                                      Title: Corporate Secretary




           [Fourth Amended and Restated Registration Rights Agreement]

                                  NEW VENTURE PARTNERS III, LIMITED
                                   PARTNERSHIP

                                  By: /s/Howard D. Wolfe, Jr.
                                     -------------------------------------------
                                      Name: Howard D. Wolfe, Jr.
                                      Title:  General Partner


                                  CITIVENTURE 96 PARTNERSHIP, L.P.

                                  By:  Chancellor LGT Asset Management, Inc.
                                         as investment advisor

                                  By: /s/Mark Radovanovich
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  JULIET CHALLENGER, INC.

                                  By: /s/Andrew H. McQuarrie
                                     -------------------------------------------
                                      Name: Andrew H. McQuarrie
                                      Title:  Vice President


                                  ORCHID & CO., nominee for
                                  T. Rowe Price Threshold Fund III, L.P.

                                  By: T. Rowe Price Threshold Fund Associates, Inc. General Partner

                                  By: /s/Junerose C. Sordoni
                                     -------------------------------------------
                                      Title:  Vice President


                                  LANDMARK VENTURE CAPITAL PARTNERS, LIMITED
                                   PARTNERSHIP

                                  By: /s/Howard D. Wolfe, Jr.
                                     -------------------------------------------
                                      Name: Howard D. Wolfe, Jr.
                                      Title:  General Partner

                                      /s/ Vikas Saini
                                    -------------------------------------------
                                      Vikas Saini


           [Fourth Amended and Restated Registration Rights Agreement]

                                  /s/Douglas Schair
                                  -------------------------------------------
                                  Douglas Schair

                                  /s/ C. G. Grefenstette
                                  -------------------------------------------
                                  Henry L. Hillman, Elsie Hilliard Hillman
                                  and C. G. Grefenstette, Trustees of the
                                  Henry L. Hillman Trust U/A dated 11/18/85


                                  VENHILL LIMITED PARTNERSHIP

                                  By: /s/Howard B. Hillman
                                  -------------------------------------------
                                      Name:
                                      Title: General Partner

                                  CHANCELLOR LGT PRIVATE CAPITAL
                                  PARTNERS III, L.P.

                                  By: CPCP Associates, L.P., its general partner

                                  By: Chancellor LGT Venture Partners, Inc.,
                                      its general partner

                                  By: /s/Mark Radovanovich
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  /s/Veena C. Saini
                                  -------------------------------------------
                                  Veena C. Saini

                                  HIGHLAND CAPITAL PARTNERS II,
                                  LIMITED PARTNERSHIP

                                  By:  Highland Management Partners II
                                       Limited Partnership, its General
                                       Partner


                                  By: /s/Wycliffe K. Grousbeck
                                     -------------------------------------------
                                      Name: Wycliffe K. Grousbeck
                                      Title:  GP


           [Fourth Amended and Restated Registration Rights Agreement]

                                   CHARLES RIVER PARTNERSHIP VII,
                                   LIMITED PARTNERSHIP

                                   By: /s/Richard M. Burnes, Jr.
                                     -------------------------------------------
                                       Name: Richard M. Burnes, Jr.
                                       Title:  General Partner


                                   POLARIS VENTURE PARTNERS, L.P.

                                   By:  Polaris Venture Management Co., LLC
                                          Its General Partner

                                   By: /s/Terrance McGuire
                                     -------------------------------------------
                                     Member


                                   /s/C. G. Grefenstette  /s/T.C. Bigley
                                   ---------------------------------------------
                                   C. G. Grefenstette and Thomas C. Bigley,
                                   Trustees U/A/T dated 8/28/68 for
                                   Audrey Hilliard Hillman


                                   /s/C. G. Grefenstette  /s/T.C. Bigley
                                   ---------------------------------------------
                                   C. G. Grefenstette and Thomas C. Bigley,
                                   Trustees U/A/T dated 8/28/68 for
                                   Henry L. Hillman, Jr.


                                   /s/C. G. Grefenstette  /s/T.C. Bigley
                                   ---------------------------------------------
                                   C. G. Grefenstette and Thomas C. Bigley,
                                   Trustees U/A/T dated 8/28/68 for
                                   Juliet Lea Hillman


                                   /s/C. G. Grefenstette  /s/T.C. Bigley
                                   ---------------------------------------------
                                   C. G. Grefenstette and Thomas C. Bigley,
                                   Trustees U/A/T dated 8/28/68 for
                                   William Talbott Hillman


                                   /s/Anne De Gheest
                                   ---------------------------------------------
                                 Anne De Gheest


          [Fourth Amended and Restated Registration Rights Agreement]

                                   /s/Theodore H. Ashford
                                   ---------------------------------------------
                                   Theodore H. Ashford


                                   ONE LIBERTY FUND III, L.P.

                                   By:  One Liberty Partners III, L.P.,
                                        Its General Partner

                                   By: /s/Edwin M. Kania, Jr.
                                     -------------------------------------------
                                       Edwin M. Kania, Jr.
                                       General Partner

                                   /s/Suzanne M. Otterbein
                                   ---------------------------------------------
                                   Suzanne M. Otterbein

                                   /s/David C. Zraket
                                   ---------------------------------------------
                                   David C. Zraket


                                   GENSTAR INVESTMENT CORPORATION

                                   By:/s/Richard D. Paterson
                                   ---------------------------------------------
                                   Name: Richard D. Paterson
                                   Title: Executive Vice President

                                   /s/Elizabeth Z. Callahan
                                   ---------------------------------------------
                                   Elizabeth Z. Callahan

                                   /s/Caroline Z. Pratt
                                   ---------------------------------------------
                                   Caroline Z. Pratt

                                   /s/Lester J. Lloyd
                                   ---------------------------------------------
                                   Lester J. Lloyd and/or Lynne Dewar Lloyd
                                   Trustees or Successor Trustees under The
                                   Lloyd Trust U/A/D 10/05/88



          [Fourth Amended and Restated Registration Rights Agreement]

                                   POLARIS VENTURE PARTNERS FOUNDERS' FUND, L.P.

                                   By:  Polaris Venture Management Co., LLC
                                        Its General Partner


                                   By:/s/Terrance McGuire
                                   ---------------------------------------------
                                   Member


                                   /s/Philip G. Aberizk
                                   ---------------------------------------------
                                   Philip G. Aberizk


                                   ABS EMPLOYEE VENTURE FUND LIMITED PARTNERSHIP


                                   By:/s/Margaret-Mary V. Preston
                                   ---------------------------------------------
                                   Title: VP of Alex Brown Investments Inc.
                                          GP of the Partnership


                                   SECOND CENTURY GROWTH DEFERRED
                                   COMPENSATION PLAN: Piper Jaffray, Inc.

                                   By:/s/Piper Jaffray, Inc.
                                   ---------------------------------------------
                                   Name: Buzz Benson
                                   Title:

                                   THE JOHN BURROUGHS SCHOOL ENDOWMENT FUND

                                   By:/s/Keith Shahan
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                   /s/Noubar Afeyan
                                   ---------------------------------------------
                                   Noubar Afeyan

                                   /s/Stanley Lapidus
                                   ---------------------------------------------
                                   Stanley Lapidus


          [Fourth Amended and Restated Registration Rights Agreement]

                                   GILDE INTERNATIONAL B.V.

                                   By:  One Liberty Partners III, L.P.,
                                        its Attorney-in-Fact


                                   By:/s/Edwin M. Kania, Jr.
                                   ---------------------------------------------
                                   Title: General Partner


Mayfield Associates Fund,          MAYFIELD ASSOCIATES FUND
A California Limited Partnership
                                   By:/s/George A. Pavlov
Mayfield Medical Partners,         ---------------------------------------------
A California Limited Partnership   Name:   George A. Pavlov
                                   Title:  Authorized Signature
By: Mayfield VI Investment
    Partners, A California
    Limited Partnership,           MAYFIELD MEDICAL PARTNERS
    Its General Partner
                                   By:  Mayfield VI Investment Partners
By: Mayfield VI Management
    Partners, A California         By:/s/George A. Pavlov
    Limited Partnership,           ---------------------------------------------
    General Partner of             Name:   George A. Pavlov
    Mayfield VI Investment         Title:  Authorized Signature
    Partners

Mayfield VI Investment Partners,
A California Limited Partnership   MAYFIELD VI INVESTMENT PARTNERS

By: Mayfield VI Management         By:  Mayfield VI Management Partners
    Partners, A California
    Limited Partnership,           By:/s/George A. Pavlov
    Its General Partner            ---------------------------------------------
                                   Name:   George A. Pavlov
                                   Title:  Authorized Signature


                                   MERRILL, PICKARD, ANDERSON &
                                   EYRE IV, LIMITED PARTNERSHIP

                                   By:  MPAE IV Management Co., L.P.

                                   By: /s/Steven L. Merrill
                                   ---------------------------------------------
                                   Name:   Steven L. Merrill
                                   Title:  General Partner



          [Fourth Amended and Restated Registration Rights Agreement]

                                  NEW ENTERPRISE ASSOCIATES IV,
                                  LIMITED PARTNERSHIP

                                  By:  New Enterprise Associates IV, Limited
                                       Partnership

                                  By:  NEA Partners IV, Limited Partnership


                                  By: /s/Nancy Dorman
                                  ---------------------------------------------
                                  Nancy Dorman
                                  General Partner


                                  HLM PARTNERS VII, L.P.

                                  By:/s/James J. Mahoney Jr.
                                  ---------------------------------------------
                                  Name: James J. Mahoney Jr.
                                  Title:  General Partner


                                  SUTTER HILL VENTURES, A CALIFORNIA
                                  LIMITED PARTNERSHIP

                                  By:/s/G. Leonard Baker, Jr.
                                  ---------------------------------------------
                                  Name: G. Leonard Baker, Jr.
                                  Title: Managing Director of General Partner


                                  TOW PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

                                  By:/s/Paul M. Wythes
                                  ---------------------------------------------
                                  Title:  General Partner

                                  /s/William H. Younger, Jr.
                                  ---------------------------------------------
                                  William H. Younger, Jr., Trustee of the
                                  Younger Living Trust

                                  /s/Paul M. Wythes
                                  ---------------------------------------------
                                  Paul M. and Marsha R. Wythes, Trustees of the Wythes Living Trust


          [Fourth Amended and Restated Registration Rights Agreement]

                                   /s/G. Leonard Baker
                                   ---------------------------------------------
                                   G. Leonard Baker

                                   /s/Sherryl W. Hossack Under Power of Attorney
                                   ---------------------------------------------
                                   Ronald L. Perkins

                                   /s/Sherryl W. Hossack Under Power of Attorney
                                   ---------------------------------------------
                                   James C. Gaither

                                   /s/David L. Anderson
                                   ---------------------------------------------
                                   David L. Anderson

                                   /s/Tench Coxe
                                   ---------------------------------------------
                                   Tench Coxe

                                   /s/Robert Carpenter
                                   ---------------------------------------------
                                   Robert Carpenter

                                   /s/Theodore Stanley
                                   ---------------------------------------------
                                   Theodore and Mary Stanley


                                   H&D INVESTMENTS II

                                   By: /s/Paul P. Brountas
                                   ---------------------------------------------
                                   Name:  Paul P. Brountas
                                   Title:    Partner

                                   /s/J. Breckenridge Eagle
                                   ---------------------------------------------
                                   J. Breckenridge Eagle


                                   ---------------------------------------------
                                   Vijay J. Shah


                                   /s/J. Neal Armstrong
                                   ---------------------------------------------
                                   J. Neal Armstrong

                                   /s/Timothy J. Crowley
                                   ---------------------------------------------
                                   Timothy J. Crowley

                                   /s/Robert R. Everett
                                   ---------------------------------------------
                                   Robert R. Everett


          [Fourth Amended and Restated Registration Rights Agreement]

                                   THE LOWN CARDIOVASCULAR RESEARCH FOUNDATION

                                   By:/s/Peter A. Zheutlin
                                   ---------------------------------------------
                                   Title:  Treasurer

                                   /s/Glen E. Wegner
                                   ---------------------------------------------
                                   Glen E. Wegner


                                   ZED INTERNATIONAL, INC.

                                   By:
                                   ---------------------------------------------


                                   BAYVIEW INVESTORS, LTD.

                                   By:/s/Terry R. Otton
                                   ---------------------------------------------
                                   Name: Terry R. Otton
                                   Title: Authorized Signatory


                                   INTERSTOCK ANSTALT

                                   By:/s/Ernst Bloathlinger
                                   ---------------------------------------------
                                   Authorized Signatory


                                   SVE STAR VENTURE ENTERPRISES NO. V,
                                   A GERMAN CIVIL LAW PARTNERSHIP
                                   (WITH LIMITATION OF LIABILITY)

                                   By:  SVM Star Ventures Management
                                   gesellschaft mbH Nr. 3


                                   By: /s/Andreas Hofbauer
                                   ---------------------------------------------
                                   Authorized Signatory


          [Fourth Amended and Restated Registration Rights Agreement]

                                   SVM STAR VENTURES
                                   MANAGEMENT GESELLSCHAFT MBH NR.
                                   3 & CO. BETEILIGUNGS KG

                                   By:  SVM Star Ventures Management
                                   gesellschaft mbH Nr 3.

                                   By: /s/Andreas Hofbauer
                                   ---------------------------------------------
                                   Authorized Signatory


                                   /s/Richard Rogers  /s/Julie Rogers
                                   ---------------------------------------------
                                   Richard and Julie Rogers


                                   AENEAS VENTURE CORPORATION

                                   By:/s/Michael R. Eisenson
                                   ---------------------------------------------
                                   Name: Michael R. Eisenson
                                   Title: Authorized Signatory


                                   CATALYST VENTURES, LIMITED PARTNERSHIP

                                   By:  New Enterprise Associates IV, Limited
                                        Partnership

                                   By:  NEA Partners IV, Limited
                                        Partnership

                                   By:/s/Nancy C. Dorman
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                   WELLS FARGO BANK, TRUSTEE SHV M/P/T FBO
                                   DAVID L. ANDERSON

                                   By:/s/Vicki M. Bandel  /s/Sherill Y. Matson
                                   ---------------------------------------------
                                   Name: Vicki M. Bandel
                                   Title:  Trust Officer



          [Fourth Amended and Restated Registration Rights Agreement]

                                   WELLS FARGO BANK, TRUSTEE SHV M/P/T
                                   FBO TENCH COXE
                                   By:/s/Vicki M. Bandel  /s/Sherill Y. Matson
                                   ---------------------------------------------
                                   Name: Vicki M. Bandel
                                   Title:  Trust Officer

                                   /s/William H. Younger, Jr.
                                   ---------------------------------------------
                                   William H. Younger, Jr.


                                   THE STANLEY RESEARCH FOUNDATION
                                   By:/s/Theodore Stanley
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                   FISHERS ISLAND PARTNERS
                                   By: /s/Nathan Saint-Amand, MD,

                                   ---------------------------------------------
                                   Name:
                                   Title: Managing Partner of Fisher
                                          Island Partners

                                   /s/Nassib G. Chamoun
                                   ---------------------------------------------
                                   Nassib G. Chamoun


                                   ---------------------------------------------
                                   Ziad and Lori Chamoun

                                   /s/Philip Devlin as Custodian for Michael
                                   Travers Devlin
                                   ---------------------------------------------
                                   Philip Devlin as Custodian for Michael
                                   Travers Devlin


                                   ---------------------------------------------
                                   Farhat N. Homsy, M.D.


                                   ---------------------------------------------
                                   Douglas N. Young

                                   /s/Mary Lee Young
                                   ---------------------------------------------
                                   Mary Lee Young


                                   /s/Donald Stanski
                                   ---------------------------------------------
                                   Donald Stanski


                                   ---------------------------------------------
                                   Nina S. Rohrbasser


                                   ---------------------------------------------
                                   Victoria Shah


                                   /s/ Jeffrey L. Barrett
                                   ---------------------------------------------
                                   Jeffrey L. Barrett


                                   /s/ Stephen E. Coit
                                   ---------------------------------------------
                                   Stephen E. Coit


                                   /s/ Steven H. Kane
                                   ---------------------------------------------
                                   Steven H. Kane


                                   /s/ Lester J. Lloyd
                                   ---------------------------------------------
                                   Lester J. Lloyd


                                   New Ventures Partners IV, Limited
                                   Partnership


                                   By: /s/ Howard Wolfe, Jr.
                                   ---------------------------------------------
                                   Name: Howard Wolfe, Jr.
                                   Title: General Partner


          [Fourth Amended and Restated Registration Rights Agreement]